UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 14, 2014

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36056	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Wayside Road

Burlington, Massachusetts 01803

(Address of principal executive offices)

(781) 565-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information contained in Item 3.03 below regarding the Amendment to the Rights Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 3.03. Material Modifications to Rights of Security Holders.

On August 14, 2014, the Board of Directors of Nuance Communications, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s existing Preferred Shares Rights Agreement, dated as of August 19, 2013, by and between the Company and American Stock Transfer & Trust Company, LLC, as the Rights Agent (the “Rights Agreement”), to extend the Final Expiration Date (as used therein) to August 19, 2015. On August 18, 2014, the Company and the Rights Agent executed the Amendment.

The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.2 and is incorporated herein by reference. The Rights Agreement, a copy of which was previously filed as Exhibit 4.1 to the Company’s Form 8-K filed on August 20, 2013, is also incorporated herein by reference.

Item 8.01. Other Events.

On August 18, 2014, the Company issued a press release announcing the entry into the Amendment, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Preferred Shares Rights Agreement, dated as of August 19, 2013, by and between Nuance Communications, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 20, 2013).

4.2	First Amendment to Preferred Shares Rights Agreement, dated as of August 18, 2014, by and between Nuance Communications, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent.

99.1	Press Release of Nuance Communications, Inc., dated August 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 18, 2014	NUANCE COMMUNICATIONS, INC.

	By:	/s/ Thomas L. Beaudoin
Thomas L. Beaudoin,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Preferred Shares Rights Agreement, dated as of August 19, 2013, by and between Nuance Communications, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 20, 2013).

4.2	First Amendment to Preferred Shares Rights Agreement, dated as of August 18, 2014, by and between Nuance Communications, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent.

99.1	Press Release of Nuance Communications, Inc., dated August 18, 2014.